LORD ABBETT INVESTMENT TRUST
THE GENERAL MOTORS BUILDING
767 FIFTH AVENUE
NEW YORK, NY 10153-0203
800-426-1130

LORD ABBETT INVESTMENT TRUST (THE "FUND") IS A DIVERSIFIED OPEN-END MANAGEMENT INVESTMENT COMPANY ORGANIZED AS A DELAWARE BUSINESS TRUST ON AUGUST 16, 1993. CURRENTLY, THE FUND CONSISTS OF TWO SEPARATE SERIES -- LORD ABBETT LIMITED DURATION U.S. GOVERNMENT SECURITIES SERIES ("LIMITED DURATION GOVERNMENT SERIES") AND LORD ABBETT BALANCED SERIES ("BALANCED SERIES"). EACH SERIES IS SOMETIMES REFERRED TO AS "WE" OR THE "SERIES" INDIVIDUALLY OR COLLECTIVELY. FURTHER SERIES AND CLASSES MAY BE ADDED IN THE FUTURE.

LIMITED DURATION GOVERNMENT SERIES. THE INVESTMENT OBJECTIVE OF THE LIMITED DURATION GOVERNMENT SERIES IS TO SEEK A HIGH INCOME FROM A PORTFOLIO CONSISTING PRIMARILY OF LIMITED DURATION U.S. GOVERNMENT SECURITIES. THE LIMITED DURATION GOVERNMENT SERIES IS AUTHORIZED ONLY TO INVEST IN SECURITIES AND TO ENGAGE IN INVESTMENT PRACTICES THAT ARE PERMISSIBLE FOR NATIONAL BANKS, FEDERAL CREDIT UNIONS AND FEDERAL SAVINGS ASSOCIATIONS ("FEDERAL FINANCIAL INSTITUTIONS").

BALANCED SERIES. THE INVESTMENT OBJECTIVE OF THE BALANCED SERIES IS TO SEEK CURRENT INCOME AND CAPITAL GROWTH.

SEE "HOW WE INVEST" FOR MORE INFORMATION. THERE CAN BE NO ASSURANCE THAT EITHER SERIES WILL ACHIEVE ITS OBJECTIVE.

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUND AND EACH SERIES THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. ADDITIONAL
INFORMATION ABOUT THE FUND AND EACH SERIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE. THE
STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND MAY BE OBTAINED WITHOUT CHARGE BY WRITING DIRECTLY TO THE FUND OR BY CALLING THE FUND AT 800-874-3733 -- ASK FOR "PART B OF THE PROSPECTUS -- THE STATEMENT OF ADDITIONAL INFORMATION."


THE DATE OF THIS PROSPECTUS, AND THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION, IS MARCH 1, 1996.


PROSPECTUS

INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS. SHAREHOLDER INQUIRIES SHOULD BE MADE IN WRITING TO THE FUND OR BY CALLING 800-821-5129. YOU CAN ALSO MAKE INQUIRIES THROUGH YOUR BROKER-DEALER.

        SHARES OF EACH SERIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN EACH SERIES INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

               CONTENTS                      PAGE

        1       Investment Objectives        2
        2       Fee Table                    2
        3       Financial Highlights         2
        4       How We Invest                3
        5       Purchases                    7
        6       Shareholder Services         10
        7       Our Management               10
        8       Dividends, Capital Gains
                Distributions and Taxes      12
        9       Redemptions                  12
        10      Performance                  13

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1    INVESTMENT OBJECTIVES

The investment objective of the Limited Duration Government Series is to seek a high level of income from a portfolio consisting primarily of limited duration U.S. Government securities. The investment objective of the Balanced Series is to seek current income and capital growth. See "How We Invest".

2    FEE TABLE

A summary of each Series' expenses is set forth in the table below. This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.


                                        Limited Duration        Balanced
                                        Government Series       Series
Shareholder Transaction Expenses
(as a percentage of offering price)
Maximum Sales Load(1) on Purchases
(See "Purchases")                            3.00%               4.75%
Deferred Sales Load(1)
(See "Purchases")                            None(2)             None
Annual Series Operating Expenses
(as a percentage of average net assets)
Management  Fee (See "Our  Management")      .18%                .00%
12b-1 Fee (See  "Purchases")                 .00%(2)             .00%(2)
Other Expenses (See "Our  Management")      1.22%(3)             .31%(3)+
Total Operating Expenses                    1.40%(3)             .31%(3)+

Example: Assume each Series' annual return is 5% and there is no change in the level of expenses described above. For every $1,000 invested with reinvestment of all dividends and distributions you would pay the following total expenses if you closed your account after the number of years indicated.

                         1 year       3 years   5 years   10 years

Limited Duration
Government Series        $44            $73       $104      $193

Balanced Series          $51            $57       $64       $85

(1) Sales "load" and "deferred sales load" are referred to as sales "charge" and "contingent deferred reimbursement charge," respectively, throughout this Prospectus.
(2) This figure omits Rule 12b-1 fees because neither Series can predict when its Rule 12b-1 Plan will become effective. The Plan will go into effect on the first day of the calendar quarter subsequent to the Series' net assets reaching $100 million (in the case of the Limited Duration Government
     Series) and $50 million (in the case of the Balanced Series). See "12b-1 Plans" under "Purchases" for a description of each Plan.
(3) Although not obligated to, Lord, Abbett & Co. ("Lord Abbett") may waive a portion of its management fee and assume other expenses with respect to each Series. It has waived a portion of its management fee for each Series during the past year. The management fee would have been 0.50% for the Limited Duration Government Series and 0.75% for the Balanced Series absent such waiver. Lord Abbett also subsidized expenses with respect to the Balanced Series. Without such waiver and/or subsidy these expense ratios would have been 1.71% and 1.07% (not annualized) for the Limited Duration Government Series and Balanced Series, respectively.
+Not annualized.

3    FINANCIAL HIGHLIGHTS

The following table has been audited by Deloitte & Touche LLP, independent accountants, in connection with their annual audits of the Funds' Financial Statements, whose report thereon is incorporated by reference into the Statement of Additional Information and may be obtained upon request, and has been included herein in reliance upon their authority as experts in auditing and accounting.



                                        BALANCED SERIES          LIMITED DURATION GOVERNMENT SERIES
                                        -----------------      -------------------------------------
                                        DECEMBER 27, 1994                       NOVEMBER 4, 1993
                                        (COMMENCEMENT           YEAR ENDED      (COMMENCEMENT
PER SHARE OPERATING                     OF OPERATIONS) TO       OCTOBER 31,     OF OPERATIONS) TO
PERFORMANCE:                            OCTOBER 31, 1995         1995           OCTOBER 31, 1994
Net asset value, beginning of period         $9.52               $4.44               $4.85
Income from investment operations
Net investment income                          .365                .2316               .2650
Net realized and unrealized
gain (loss) on securities                     1.185                .1017              (.4123)
Total from investment operations              1.55                 .3333              (.1473)
Less Distributions
Dividends from net investment income          (.36)               (.2433)             (.2627)
Net asset value, end of period              $10.71               $4.53               $4.44
Total Return*                                16.32%               8.16%              (3.09)%
Ratios/Supplemental Data:
Net assets,  end of period (000)             $5,713              $8,922               $10,256
Ratios to Average Net Assets:
Expenses,  including waiver                    .31%               1.40%              0.89%
Expenses,  excluding waiver                   1.07%               1.71%              0.89%
Net  investment  income                       3.40%               5.62%              5.61%
Portfolio  turnover rate                    131.80%             222.00%            895.63%

  *Total return does not consider the effects of sales loads.
  +Not annualized.  See Notes to Financial Statements.


4    HOW WE INVEST

Limited Duration Government Series. The Limited Duration Government Series is authorized to invest solely in a portfolio of short- and intermediate-duration U.S. Government securities which are permissible investments for, and the Series is authorized to engage only in investment practices that are permissible practices for, federal financial institutions. Such securities include direct obligations of the United States Treasury (such as Treasury bills, notes and bonds) and obligations issued by United States Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association ("GNMA") certificates), securities that are supported by the right of the issuer to borrow from the United States Treasury (such as securities of the Federal Home Loan Banks) and securities supported solely by the creditworthiness of the issuer (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities). Such U.S. Government securities also include those issued or guaranteed by the U.S. Government, its agencies or instrumentalities in a form separated into their component parts of principal and coupon payments, i.e., "component securities," and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Treasury STRIPS are direct obligations of the U.S. Government and are examples of component securities whereby Treasury bonds and notes are separated on the books of the Federal Reserve into their component parts of principal and coupon payments or principal and coupon strips.

The maximum dollar-weighted effective average maturity (not stated maturity) of the portfolio will be seven years. This effective average maturity measures the average time principal is outstanding and (a) is different from duration because it does not measure all cash flows and (b) includes securities that prepay principal, thus shortening their dollar-weighted effective average maturity. ("Duration" is generally the weighted average time to receipt of all cash flows due by maturity from an obligation.) Stated maturity is the stated time to final principal payment of an obligation without regard to any prepayments of principal. Therefore, the maximum average stated maturity of the portfolio may be substantially longer than seven years.

The Limited Duration Government Series is not a money market fund. A money market fund is designed for stability of principal; consequently, its level of income fluctuates. A limited duration

U.S. Government securities fund, due to the nature of its portfolio securities, generally has a steadier and higher level of income than a money market fund. However, the Series' share value will fluctuate more than a money market fund's over time. Historically, a portfolio with a duration averaging between one and four years, such as the Limited Duration Government Series' portfolio, tends to have steadier and higher income over the course of the business cycle than a short-term money market fund portfolio. In such a business cycle, the Limited Duration Government Series' portfolio can "lock in" rates over a longer period, allowing its income to continue over that period at the locked-in level which adjusts less often in response to changing interest rates, thereby softening the impact of interest-rate changes which a money market fund portfolio is exposed to more often because it can only lock in rates for a shorter period. Of course, past performance is no guarantee of future results.

Unlike a money market fund, the Limited Duration Government Series does not seek to maintain a stable net asset value and may not be able to return dollar-for-dollar the money invested. The level of income will vary depending on interest rates and the portfolio. In general, because the Limited Duration Government Series invests in longer term securities than a money market fund, the value of its shares will fluctuate more than a money market fund, but less than, for example, a long-term U.S. Government securities fund. When interest rates rise, the value of securities in the portfolio, as well as the share value, generally will fall. Conversely, when rates fall, the value of securities in the portfolio and the share value generally will rise. Component securities in which the Series may invest may show greater price volatility in response to interest-rate changes than will other debt securities in which the Series may invest. The value of principal-only component securities will be reduced in a rising interest-rate environment or as the expected amount of principal prepayments declines. The value of interest-only component securities will be reduced in a falling interest-rate environment or in expectation that the amount of principal prepayments will increase. Although the U. S. Government securities in which the Limited Duration Government Series may invest are guaranteed as to timely payment of interest and principal, the market prices for such securities are not guaranteed and, as with other bond investments, will rise and fall in value as interest rates change.

The  Limited  Duration   Government  Series  seeks  to  reduce  the  effects  of
interest-rate volatility on principal by limiting the average duration to a range of one to four years. If in the judgment of Fund management (hereinafter meaning the officers of the Fund on a day-to-day basis subject to the overall direction of the Fund's Board of Trustees with the advice of Lord Abbett) rates are low, it will tend to shorten the average duration to one year or less. Conversely, if in its judgment rates are high, it will tend to extend the average duration to four years or less.

The Limited Duration Government Series limits its investments in mortgage-backed securities to those issued or guaranteed by the U. S. Government or one of its agencies or instrumentalities, primarily the GNMA, FNMA or FHLMC. Mortgage-backed securities guaranteed by GNMA consist of pass-through interests in pools of mortgage loans guaranteed or issued by agencies or instrumentalities of the United States. Mortgage-backed securities issued by FNMA and FHLMC most often represent pass-through interests in pools of conventional mortgage loans or participations in the pools. Such "pass-through" mortgage-backed securities represent undivided interests in the underlying mortgage pool, and a proportionate share of both regular interest and principal payments (net of certain fees), as well as unscheduled early prepayment on the underlying mortgage pool, are passed through monthly to the holder of the mortgage-backed securities.

The Limited Duration Government Series must reinvest such prepayments at prevailing interest rates, which may be lower than those of the mortgage-backed securities prepaid. Prepayment will result in a reduction of principal if the pre-paid mortgage-backed security is trading over par. Principal prepayments generally increase in a falling interest-rate environment, as indicated above, and accordingly often result in a reduction of principal. Among the types of mortgage-backed securities in which the Limited Duration Government Series may invest are collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities guaranteed or issued by GNMA, FNMA, or FHLMC. The Limited Duration Government Series will not invest in privately issued CMOs. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC"). In a CMO, a series of bonds or certificates are issued in multiple classes. Each class, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.

When investing in CMOs, including REMICs, the Limited Duration Government Series intends to comply with requirements imposed upon federal financial institutions requiring that such securities either pass a high-risk test or be held solely to reduce interest-rate risk.

Balanced Series. Fund management believes that of all the various kinds of investments, equity securities generally afford the best opportunity for investors' capital to grow and for their income to increase. The prices of equity securities fluctuate and the dividends earned on equity securities vary. But if the companies they represent prosper and grow, equity securities should appreciate in value and the income distributed in the form of dividends should increase.

However, the market risk is generally greater in equity securities than in fixed-income securities. Therefore the Balanced Series at all times maintains at least 25% of its net assets in fixed-income senior securities, such as high-grade bonds or notes and U.S. Government securities. It also may invest in lower grade preferred stocks or lower grade bonds, but for capital appreciation and income and not for capital stability.

The Balanced Series changes the proportions of its assets invested in fixed-income securities and in equity securities and the individual securities within those classifications in response to market conditions. The Balanced Series is guided by an investment philosophy that identifies undervalued areas of the equity and fixed-income markets in an effort to generate above-average returns. The equity investment process integrates the results of quantitative and qualitative valuation analysis with a macro-economic outlook. Fundamental economic and business factors taken into consideration include government, fiscal and monetary policies, employment levels, demographics, retail sales and market share when determining future earnings and market valuation for stocks. In order to have maximum flexibility in effectuating this equity investment process, we will invest in small, middle-sized and/or large companies based on their market capitalization (i.e., the market value of a company's outstanding stock). For the fixed-income component, a duration target between 3.5 and 7.5 years is established within the context of broad economic and interest-rate trends identified by Fund management. The fixed-income management strategies are driven by the shape of the yield curve, yield spread analysis and effects on value of time.

The Balanced Series may invest up to 10% of its net assets (at the time of investment) in each of the following: (a) writing covered call options traded on a national securities exchange for portfolio securities, (b) foreign securities and (c) lower rated, high-yield bonds, sometimes referred to as "junk bonds." These foreign securities will be the kind described herein for the Series' domestic investment. It is the present intention of Fund management that these securities be primarily traded in the United Kingdom, Western Europe, Australia, Canada, the Far East, Latin America, and other developed countries as may be determined from time to time.

        To create reserve purchasing power and also for temporary defensive purposes, the Balanced Series may invest in high-quality, short-term debt securities, such as those of banks, corporations and the U.S. Government.

The U.S. Government securities in which the Balanced Series may invest include the same described above for the Limited Duration Government Series except that they will not be restricted to (a) the same duration or (b) to those permissible for investment by federal financial institutions.

The Balanced Series may invest in shares of closed-end investment companies if bought in the primary or secondary market with a fee or commission no greater than the customary broker's commission in compliance with the Investment Company Act of 1940, as amended (the "Act"). Shares of such investment companies sometimes trade at a discount or premium in relation to their net asset value and there may be duplication of fees, for example, to the extent that the Balanced Series and the closed-end investment company both charge a management fee.

Policies for Both Series. Each Series may purchase U.S. Government securities on a when-issued basis and, while awaiting delivery and before paying for them ("settlement"), normally may invest in short-term U.S. Government securities without amortizing any premiums. Each Series does not start earning interest on these when-issued securities until settlement and its Balanced Series often will sell them prior to settlement whereas the Limited Duration Government Series will sell them according to guidelines applicable to federal financial institutions. While this investment strategy is expected to contribute significantly to a portfolio turnover rate substantially in excess of 100% for the Limited Duration Government Series and for the fixed-income portion of the Balanced Series, it will have little or no transaction cost or adverse tax consequences for either series. Transaction costs normally will exclude brokerage because our fixed-income portfolio transactions are usually on a principal basis when using this strategy and any mark-ups charged normally will be more than offset by the beneficial economic consequences anticipated at the time of purchase. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date which could result in depreciation of value.

Each Series may engage in the lending of its portfolio securities. These loans may not exceed 30% of the value of each Series' total assets. In such an arrangement the Series loans securities from its portfolio to registered broker-dealers. Such loans are continuously collateralized by an amount at least equal to 100% of the market value of the securities loaned. Cash collateral is invested in short-term obligations issued or guaranteed by the U.S. Government or its agencies, commercial paper or bond obligations rated AA or A-1/P-1 by Standard &

Poor's Rating Services ("S&P") or Moody's Investors Service, Inc. ("Moody's"), respectively, or repurchase agreements with respect to the foregoing. As with other extensions of credit, there are risks of delay in recovery and market loss should the borrowers of the portfolio securities fail financially.

Each Series may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Series acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. Such repurchase agreement must, at all times, be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement.

Each Series may invest up to 15% of its net assets in illiquid securities. Securities determined by the Trustees to be liquid pursuant to Securities and Exchange Commission Rule 144A ("Rule 144A") are not subject to this limit. Investments by a Series in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of a Series' liquidity during periods of decreased market interest in such securities. Under Rule 144A a qualifying security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment.

Neither Series will borrow money except as a temporary measure for extraordinary or emergency purposes and then not in excess of 5% of its gross assets (at cost or market value, whichever is lower) at the time of borrowing.

Each Series will not change its investment objective or its investment restrictions listed in its Statement of Additional Information without its shareholders' approval. If Fund management determines that each Series'
objective can best be achieved by a substantive change in investment policy, which may be changed without shareholder approval, it will make such a change by disclosing it in its prospectus.

Risk Factors-Balanced Series

Foreign Investments. Securities markets of foreign countries are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. There may be less publicly-available information on publicly-traded companies, banks and governments in foreign countries than is generally the case for such entities in the United States. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. Other considerations include political and social instability, expropriation, higher transaction costs, currency fluctuations, withholding taxes that cannot be passed through as a tax credit or deduction to shareholders and different securities settlement practices. Foreign securities may be traded on days that we do not value our portfolio securities, and, accordingly, our net asset value may be significantly affected on days when shareholders do not have access to the Balanced Series.

        High-Yield Bonds. The Balanced Series may invest in lower rated bonds for their higher yields. In general, the market for lower rated bonds is more limited than that for higher rated bonds and, therefore, may be less liquid; market prices of such lower rated bonds may fluctuate more than those of higher rated bonds, particularly in times of economic change and stress. In addition, because the market for lower rated corporate debt securities has in past years experienced wide fluctuations in the values of certain of these securities, past experience may not provide an accurate indication of the future performance of that market or of the frequency of default, especially during periods of recession. Objective pricing data for lower rated bonds may be more limited and valuation of such securities may be more difficult and require greater reliance upon judgment when compared to higher rated bonds.

While the market for lower rated bonds may be less sensitive to interest-rate changes than higher rated bonds, the market prices of these lower rated bonds structured as zero coupon or pay-in-kind securities may be affected to a greater extent by such interest-rate changes and thus may be more volatile than prices of lower rated securities periodically paying interest in cash. When compared to higher rated bonds, lower rated bonds that include redemption prior to maturity or call provisions may be more susceptible to refunding during periods of falling interest rates, requiring replacement by lower yielding securities.

Since the risk of default generally is higher among lower rated bonds, the research and analysis of Lord Abbett are especially important in the selection of such bonds which, if rated BB/Ba or lower, are often described as "high-yield bonds" because of their generally higher yields and referred to as "junk bonds" because of their greater risks. In selecting lower rated bonds for our investment portfolio Lord Abbett does not rely upon ratings which, in any event, evaluate only the safety of principal and interest, not market value risk and which, furthermore, may not accurately reflect an issuer's current financial condition. There is no minimum rating criteria for investments in these bonds and some may default as to principal and/or interest payments subsequent to their purchase. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur.

Small Capitalized Companies. These generally consist of companies in either the formative or developing growth phase of business growth. The formative phase has high risk. The perils of infancy take a high toll during these years. Skill of management and growth of revenues and earnings permit some of these formative companies to survive and advance into the growth stage. The developing growth phase is a period of swift development, when growth occurs at a rate rarely equalled by established companies in their mature years. Of course, the actual growth of a company cannot be foreseen, and it can be difficult to determine in which phase a company is presently situated. Small capitalized companies are usually young and their shares are generally traded over-the-counter.


Portfolio Turnover. The portfolio turnover rate for the Limited Duration Government Series for the year ended October 31, 1995 was 222.00%, compared to 895.63% for the previous year, primarily due to security purchases and sales relating to purchases and redemptions of Series shares and some portfolio restructuring. The portfolio turnover rate for the Balanced Series for the period December 27, 1994 through October 31, 1995 was 131.80%.


5    PURCHASES

You may buy our shares through any independent securities dealer having a sales agreement with Lord, Abbett & Co. ("Lord Abbett"), our exclusive selling agent. Place your order with your investment dealer or send it to Lord Abbett Investment Trust (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1,000 except for Invest-A-Matic and Div-Move ($250 initial and $50 subsequent minimum) and Retirement Plans ($250 minimum). Subsequent investments may be made in any amount. (See "Shareholder Services".)

The net asset value of our shares is calculated every business day as of the close of the New York Stock Exchange ("NYSE") by dividing our net assets by the number of shares outstanding. Securities are valued at market value as more fully described in the Statement of Additional Information.

Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett in proper form prior to the close of its business day, will be confirmed at the applicable public offering price effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett prior to the close of its next business day are executed at the applicable public offering price effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett. A business day is a day on which the NYSE is open for trading.

For information regarding the proper form of a purchase or redemption order, call the Fund at 800-821-5129. This offering may be suspended, changed or withdrawn. Lord Abbett reserves the right to reject any order.

For investments of $1 million or more, there are sales charges as shown below until each Series' Rule 12b-1 Plan goes into effect, at which time the sales charges will be eliminated and a dealer's concession in the form of a one-time fee for distribution will be paid, at the time of sale, to dealers as follows:
1% of the first $3 million, plus .50% of the next $7 million, plus .25% of the remainder of the net asset value of shares sold (in the case of the Limited Duration Government Series) and 1% of the net asset value of shares sold (in the case of the Balanced Series).

For each Series the offering price is based on the per-share net asset value next computed after your order is received, plus a sales charge as follows:

                              Sales Charge as a       Dealer's
                              Percentage of:         Concession
                                                        as a     To Compute
                                             Net     Percentage  Offering
                              Offering     Amount   of Offering  Price, Divide
        Size of Investment      Price      Invested   Price*     NAV by
        Less than $100,000      3.00%        3.09%     2.50%     .9700
       $100,000 to $249,999     2.50%        2.56%     2.25%     .9750
       $250,000 to $499,999     2.00%        2.04%     1.75%     .9800
       $500,000 to $999,999     1.50%        1.52%     1.25%     .9850
       $1,000,000 to $2,999,999 1.00%        1.01%     1.00%     .9900
       $3,000,000 to $9,999,999  .50%         .50%      .50%      .9950
       $10,000,000 or more       .25%         .25%      .25%      .9975



                              Sales Charge as a       Dealer's
                              Percentage of:         Concession
                                                        as a     To Compute
                                             Net     Percentage  Offering
                              Offering     Amount   of Offering  Price, Divide
        Size of Investment      Price      Invested   Price*     NAV by
        Less than $50,000       4.75%        4.99%     4.00%     .9525
        $50,000 to $99,999      4.75%        4.99%     4.25%     .9525
        $100,000 to $249,999    3.75%        3.90%     3.25%     .9625
        $250,000 to $499,999    2.75%        2.83%     2.50%     .9725
        $500,000 to $999,999    2.00%        2.04%     1.75%     .9800
        $1,000,000 or more      1.00%        1.01%     1.00%     .9900

*Lord Abbett may, for specified periods, allow dealers to retain the full sales charge for sales of shares during such period, or pay an additional concession to a dealer who, during a specified period, sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Lord Abbett may, from time to time, implement promotions under which Lord Abbett will pay a fee to dealers with respect to certain purchases not involving imposition of a sales charge. Additional payments may be paid from Lord Abbett's own resources and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at resorts or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments will include payment of various business expenses of the dealer.

In selecting dealers to execute portfolio transactions, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

Volume Discounts. This section describes several ways to qualify for a lower sales charge if you inform Lord Abbett or the Fund that you are eligible at the time of purchase.


(1) Any purchaser (as described below) may aggregate a purchase in the Fund with purchases of any other eligible Lord Abbett-sponsored fund, together with the current value at maximum offering price of any shares in the Fund and in any eligible Lord Abbett-sponsored funds held by the purchaser. (Holdings in the following funds are not eligible for the above rights of accumulation: Lord Abbett Equity Fund ("LAEF"), Lord Abbett Series Fund ("LASF"), the other series of the Lord Abbett Research Fund if not offered to the general public ("LARF") and Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF"), except for existing holdings in GSMMF which are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end sales charge or from a fund in the Lord Abbett Counsel Group.) (2) A purchaser may sign a non-binding 13-month statement of intention to invest $100,000 or more in the Fund or in any of the above eligible funds. If the intended purchases are completed during the period, each purchase will be at the sales charge, if any, applicable to the aggregate of such purchaser's intended purchases. If not completed, each purchase will be at the sales charge for the aggregate of the actual purchases. Shares issued upon reinvestment of dividends or distributions are not included in the statement of intention. The term "purchaser" includes (i) an individual,
(ii) an  individual  and his or her spouse and children  under the age of 21 and
(iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code -- more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.


Each Series' shares may be purchased at net asset value by our trustees, employees of

Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "trustees" and "employees" include a trustee's or employee's spouse (including the surviving spouse of a deceased trustee or employee). The terms "trustees" and "employees of Lord Abbett" also include other family members and retired trustees and employees. Our shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from other Lord Abbett-sponsored funds, except for dividends and distributions on shares of LARF, LAEF, LASF and Lord Abbett Counsel Group, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett in accordance with certain standards approved by Lord Abbett, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, (e) by employees, partners and owners of unaffiliated consultants and advisers to Lord Abbett or Lord Abbett-sponsored funds who consent to such purchase if such persons provide services to Lord Abbett or such funds on a continuing basis and are familiar with such funds and (f) subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares ("Redeemed Shares") of a registered open-end management investment company not distributed or managed by Lord Abbett (other than a money market fund), if such redemptions have occurred no more than 60 days prior to the purchase of our shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase. Purchasers should consider the impact, if any, of contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our shares. Lord Abbett may suspend or terminate the purchase option referred to in (f) above at any time.


Our shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company.

Rule 12b-1 Plans. Each Series has adopted a Rule 12b-1 Plan (the "Plan") which authorizes the payment of fees to dealers in order to provide additional incentives for them (a) to maintain Series shareholder accounts and/or to provide Series shareholders with personal services, including shareholder liaison services, such as responding to customer inquiries and providing information on their investments and (b) to sell shares of each Series. The Plans commence on the first day of the calendar quarter after Series' net assets reach $100 million, in the case of the Limited Duration Government Series, and $50 million, in the case of the Balanced Series. Under each Plan (except as to certain accounts, such as those for which tracking data is not available), each Series pays Lord Abbett, who passes on to dealers, (i) an annual service fee (payable quarterly) of .25% of the average daily net asset value of the Series' shares serviced by dealers from the commencement of the Series' public offering and (ii) with respect to sales at the breakpoint of $1 million or more, a one-time distribution fee, at the time of sale, of (a) 1% of the net asset value of shares sold on or after the effective date (in the case of the Balanced Series' Plan) and (b) 1% of the first $3 million, plus .50% of the next $7 million, plus .25% of the remainder of the net asset value of such shares sold (in the case of Limited Duration Government Series' Plan).

Sales qualifying at such levels in clause (ii) under rights of accumulation and statement of intention privileges are included.

Holders of shares on which a distribution fee has been paid will be required to pay to each Series a contingent deferred reimbursement charge ("CDRC") of 1% of the original cost or the then net asset value, whichever is less, of all shares so purchased which are redeemed out of any fund in the Lord Abbett family having an exchange privilege with each Series on or before the end of the twenty-fourth month after the month in which the purchase occurred. (An exception is made for redemptions by tax-qualified plans under Section 401 of the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants.) If the shares have been exchanged into another fund or series in the Lord Abbett family and are thereafter redeemed out of the Lord Abbett family on or before the end of such twenty-fourth month, the charge will be collected for the Series by the other fund or series. Each Series will collect such a charge for other Lord Abbett-sponsored funds or series in a similar situation. Shares of a fund or series on which a distribution fee has been paid may not be exchanged into a fund or series with a Rule 12b-1 Plan for which the payment provisions have not been in effect for at least one year.

6    SHAREHOLDERS SERVICES

We offer the following shareholder services:

Telephone Exchange Privilege: Shares may be exchanged, without a service charge, for those of any other Lord Abbett-sponsored fund except for (i) LAEF, LARF, LASF and Lord Abbett Counsel Group and (ii) certain tax-free single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale (together, "Eligible Funds").

You or your representative with proper identification can instruct the Fund to exchange uncertificated shares (held by the transfer agent) by telephone. Shareholders have this privilege unless they refuse it in writing. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification and recording all telephone exchanges. Instructions must be received by the Fund in Kansas City (800-521-5315) prior to the close of the NYSE to obtain each fund's net asset value per share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. The Fund can revoke the privilege for all shareholders upon 60 days' prior written notice. A prospectus for the other Lord Abbett-sponsored fund selected by you should be obtained and read before an exchange. Exercise of the Exchange Privilege will be treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized.

Systematic Withdrawal Plan: Except for retirement plans for which there is no such minimum, if the maximum offering price value of your uncertificated shares is at least $10,000, you may have periodic cash withdrawals automatically paid to you in either fixed or variable amounts.

Div-Move: You can invest the dividends paid on your account ($50 monthly minimum investment) into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic: You can make fixed, periodic investments ($50 minimum investment) into the Fund and/or any Eligible Fund by means of automatic money transfers from your bank checking account. You should read the prospectus of the other fund before investing.

Retirement Plans: Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including
Simplified Employee Pensions), 403(b) plans and pension and profit-sharing plans, including 401(k) plans.


Householding: A new procedure has been inaugurated whereby a single copy of an annual or semi-annual report is sent to an address to which more than one registered shareholder of the Fund with the same last name has indicated mail is to be delivered, unless additional reports are specifically requested in writing or by telephone.


All correspondence should be directed to Lord Abbett Investment Trust (P.O. Box 419100, Kansas City, Missouri 64141; 800-821-5129).

7    OUR MANAGEMENT


Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Trustees. Each Series employs Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 65 years and currently manages approximately $19 billion in mutual funds and advisory accounts. Under the Management Agreements, Lord Abbett provides us with investment management services and personnel, pays the remuneration of our officers and of our trustees affiliated with Lord Abbett, provides us with office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of our portfolios and certain other costs. Lord Abbett provides similar services to fifteen other Lord Abbett-sponsored funds having various investment objectives and also advises other investment clients. Zane E. Brown, Lord Abbett's Director of Fixed Income, is primarily responsible for the day-to-day management of the Limited Duration Government Series and the fixed-income portion of the Balanced Series. Prior to joining Lord Abbett in 1992, Mr. Brown was Executive Vice President in charge of fixed income at Equitable Capital Management Co. Robert S. Dow, president and director (trustee) of the Lord Abbett family of funds and a Lord Abbett partner for over five years, was primarily responsible for the day-to-day management of the fixed-income portion of the Balanced Series since its inception, before Mr. Brown. Mr. Brown is assisted by (as was Mr. Dow), and may delegate management duties to, other Lord Abbett employees who may be Fund officers. E. Wayne Nordberg, Lord Abbett partner for over five years, is primarily responsible for the day-to-day management of the equity security portion of the Balanced Series since its inception. Mr. Nordberg is assisted by, and may delegate duties to, other Lord Abbett employees who may be Fund officers.

Under each Management Agreement, we are obligated to pay Lord Abbett a monthly fee based on average daily net assets for each month at the annual rate of .50 of 1% (in the case of the Limited Duration Government Series) and .75 of 1% (in the case of the Balanced Series). This latter fee is higher than that paid by most investment companies. For the fiscal year ended October 31, 1995 Lord Abbett waived $26,725 in management fees for the Limited Duration Government Series. The ratio of expenses, including management fee expenses, to average net assets for the year ended October 31, 1995 for the Limited Duration Government Series was 1.40%. This expense ratio would have been 1.71% had Lord Abbett not waived all or a portion of its management fee. For the period December 27, 1994 to October 31, 1995 Lord Abbett waived $23,330 in management fees for the Balanced Series. The ratio of expenses to average net assets for the same period was .31% (not annualized) for the Balanced Series. Lord Abbett waived management fees and subsidized expenses with respect to the Balanced Series. Without such waiver and subsidy the expense ratio would have been 1.07% (not annualized).

Each Agreement provides for each Series to repay Lord Abbett without interest for any expenses assumed by Lord Abbett on and after the first day of the calendar quarter after the net assets of each such Series first reach $50 million ("commencement date"), to the extent that the expense ratio of such Series (determined before taking into account any fee waiver or expense assumption) is less than 1.15% (in the case of the Balanced Series) and less than .75% (in the case of the Limited Duration Government Series). Thereafter, such repayment of Lord Abbett by the Limited Duration Government Series will continue on and after the first day of the calendar quarter after the net assets of that Series first reach $100 million to the extent that the Series' expense ratio so determined is less than .95%. Each Series shall not be obligated to repay any such expenses after the earlier of the termination of its Agreement or the end of five full fiscal years after the commencement date. The Series will not record as obligations in their financial statements any expenses which may possibly be repaid to Lord Abbett under this repayment formula, but each will disclose in a note to its financials that such expenses are possible. However, if such expenses become probable, they will be recorded as obligations of the Series at that time.


We will not hold annual meetings and expect to hold meetings of shareholders only when necessary under applicable law or the terms of the Fund's Declaration of Trust. Under the Declaration, a shareholders' meeting may be called at the request of the holders of one-quarter of the outstanding shares entitled to vote. See the Statement of Additional Information for more details.

The Fund was organized as a Delaware business trust on August 16, 1993. Each outstanding share has one vote and an equal right to dividends and distributions of its Series. All shares have noncumulative voting rights for the election of Trustees.

8    DIVIDEND, CAPITAL GAINS DISTRIBUTIONS AND TAXES


With respect to each Series, dividends from net investment income are declared daily and paid on the 15th of each month, or if the 15th is not a business day, on the first business day after the 15th. Dividends for both Series may be taken in cash or reinvested in additional shares at net asset value without a sales charge. If you elect a cash payment (i) a check will be mailed to you as soon as possible after the monthly reinvestment date or (ii) if you arrange for direct deposit, your payment will be wired directly to your bank account within one day after the payable date.


A long-term capital gains distribution is made when we have net profits during the year from sales of securities which we have held more than one year. If we realize net short-term capital gains, they also will be distributed. Any capital gains distribution will be made in December and you may take it in cash or additional shares without a sales charge.

Supplemental dividends also may be paid in December or January. Dividends and distributions declared in October, November or December of any year to shareholders of record as of a date in such a month will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

We intend to continue to meet the requirements of Subchapter M of the Internal Revenue Code. We will try to distribute to shareholders all our net investment income and net realized capital gains, so as to avoid the necessity of the Fund paying federal income tax. Distributions derived from net long-term capital gains which are designated by the Fund as "capital gains dividends" will be taxable to shareholders as long-term capital gains, whether received in cash or shares, regardless of how long a taxpayer has held the shares. Under current law, net long-term capital gains are taxed at the rates applicable to ordinary income, except that the maximum rate for long-term capital gains for individuals is 28%. Legislation is pending in Congress as of the date of this Prospectus which would have the effect of reducing the federal income tax rate on capital gains.

Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption proceeds (including the value of shares exchanged into another Lord Abbett-sponsored fund), and of any dividend or distribution on any account where the payee failed to provide a correct taxpayer identification number or to make certain required certifications.

We will inform shareholders of the federal tax status of each dividend and distribution shortly after year-end. Shareholders should consult their tax advisers concerning applicable state and local taxes as well as on the tax consequences of gains or losses from the redemption, repurchase or exchange of our shares.

9    REDEMPTIONS

To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative with proper identification can telephone the Fund. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

If you do not qualify for the expedited procedures described above to redeem shares directly, send your request to Lord Abbett Investment Trust (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor, accompanied by any certificates for shares to be redeemed and other required documentation. We will make payment of the net asset value of the shares on the date the redemption order was received in proper form. Payment will be made within three business days. The Fund may suspend the right to redeem shares for not more than three days (or longer under unusual circumstances as permitted by Federal law). If you have purchased Fund shares by check and subsequently submit a redemption request, redemption proceeds will be paid upon clearance of your purchase check, which may take up to 15 days. To avoid delays you may arrange for the bank upon which a check was drawn to communicate to the Fund that the check has cleared. Shares also may be redeemed by the Fund at net asset value through your securities dealer who, as an unaffiliated dealer, may charge you a fee. If your dealer receives your order prior to the close of the NYSE and communicates it to Lord Abbett, as our agent, prior to the close of Lord Abbett's business day, you will receive the net asset value of the shares being redeemed as of the close of the NYSE on that day. If the dealer does not communicate such an order to Lord Abbett until the next business day, you will receive the net asset value as of the close of the NYSE on that next business day.

Shareholders who have redeemed their shares have a one-time right to reinvest into another account having the identical registration in any of the Eligible Funds, at the then applicable net asset value of the shares being purchased, without the payment of a sales charge. Such reinvestment must be made within 60 days of the redemption and is limited to no more than the amount of the redemption proceeds.

Under certain circumstances and subject to prior written notice, our Trustees may authorize redemption of all of the shares in any account in which there are fewer than 50 shares.

Tax-qualified   Plans:  For  redemptions  of  $50,000  or  less,  follow  normal redemption procedures. Redemptions over $50,000 must be received by the Fund prior to, or concurrent with, the redemption request.

10   PERFORMANCE


Lord Abbett Investment Trust completed fiscal 1995 on October 31. The Limited Duration Government Series closed the fiscal year with net assets of $8.9 million. The Series' distribution rate was 5.83% based on the net asset value of $4.53 and the per-share monthly dividend of $.022, annualized. Total return for the year was 8.16%.

The Balanced Series ended its abbreviated fiscal year on October 31, 1995 (the Series commenced operations on December 27, 1994) with net assets of $5.7 million. The Series' distribution rate was 4.71% based on the October 31 net asset value of $10.71 (this rate is based on the monthly dividend rate of $.042, annualized). The Series posted a total return of 16.32% since inception.

The past twelve months have been marked by a return of investor confidence in the U.S. equity and fixed-income markets, as the success of the Federal Reserve's preemptive strike against an overheating economy and rising inflation became increasingly visible. The first signs of the economic slowdown came in the form of weaker auto sales, a significant slowdown in the housing market and rising inventories in the manufacturing sector. The yield on 3-year and 5-year U.S. Treasury notes fell approximately 2% during the first three quarters of the year.

The Limited Duration Government Series was positioned "duration neutral" for most of fiscal year 1995. The fixed-income portion of the Balanced Series was adjusted several times during the fiscal year anticipating the direction of interest rates. The equity portion of the Balanced Series was adjusted during the fiscal year, by increasing our holdings in less cyclical, consumer non-durable goods.


Yield and total return data may, from time to time, be included in advertisements about each Series. "Yield" is calculated by dividing a Series' annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period. Each Series' yield reflects the deduction of the maximum initial sales charge and reinvestment of all income dividends and capital gains distributions. "Total return" for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in a Series at the maximum public offering price. Total return also may be presented for other periods or based on investment at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum initial sales charge would be reduced if such sales charge were used. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. Our Series' distribution rates differ from our yields primarily because the Series may purchase short- and intermediate-term high-coupon securities at a premium and, consistent with applicable tax regulations, distribute to shareholders all of the interest income on these securities without amortizing the premiums. This practice also is used by these Series for financial statement purposes and is in accordance with generally accepted accounting principles. In other words, these Series may pay more than face value for a security that pays a greater-than-market rate of interest and then distribute all such interest as dividends. The principal payable on the security at maturity will equal face value, and so the market value of the security will gradually decrease to face value, assuming no changes in the market rate of interest or in the credit quality of the issuer.
Shareholders should recognize that such dividends will therefore tend to decrease the net asset value of these Series. Dividends paid from this interest income are taxable to shareholders at ordinary income rates.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFER IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH OFFER IS NOT QUALIFIED TO DO SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER.

NO PERSON IS AUTHORIZED TO GIVE INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN SUPPLEMENTAL LITERATURE AUTHORIZED BY THE FUND, AND NO PERSON IS ENTITLED TO RELY UPON ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN OR THEREIN.

Comparison of change in value of a $10,000 investment in Lord Abbett Investment Trust --- Limited Duration Government Series, Lippers Average Short and Intermediate U.S. Government Funds and the Lehman Intermediate Government Index.


               The Series        The Series        Lippers Average          Lippers Average     Lehman
                at Net           at Maximum        Intermediate U.S.        Short U.S.          Intermediate
Date           Asset Value      Offering Price     Government Funds         Government Funds    Gov't Index
11/4/93       $10000              $9700               $10000                   $10000              $10000
10/31/94        9691               9400                9575                     9873                9799
10/31/95       10482               10168               10733                    10659               11165

Comparison of change in value of a $10,000 investment in Lord Abbett Investment Trust --- Balanced Series and the Merrill Lynch Wilshire Capital Market Index.



               The Series        The Series        Merrill Lynch
                at Net           at Maximum        Wilshire Capital
Date           Asset Value      Offering Price     Markets Index
12/27/94      $10000              $9525               $10000
10/31/95       11632               11080               12248


(1)  Source: Lipper Analytical Services.
(2) Performance numbers for the unmanaged Lehman Intermediate Government Index and Merrill Lynch Wilshire Capital Market Index do not reflect transaction costs or management fees. An investor cannot invest directly in these Indices.
(3) Total return is the percent change in value, after deduction of the maximum sales charge of 3.00% with respect to the Limited Duration Government Series and 4.75% with respect to the Balanced Series, with all dividends and distributions reinvested for the periods shown ending October 31, 1995 using the SEC-required uniform method to compute such return.

Underwriter and Investment Manager
Lord, Abbett & Co.
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

Custodian
The Bank of New York
48 Wall Street
New York, New York 10286

Transfer Agent and Dividend
Disbursing Agent
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141
800-821-5129

Auditors
Deloitte & Touche llp

Counsel Debevoise & Plimpton

Lord Abbett
Investment
Trust

Seeking a high level of income primarily from limited duration U.S. Government Securities

LORD ABBETT


Statement of Additional Information                         March 1, 1996


                          Lord Abbett Investment Trust
               Limited Duration U. S. Government Securities Series
                                 Balanced Series



This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord, Abbett & Co. at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated March 1, 1996.

Lord Abbett Investment Trust (referred to as the "Fund") was organized as a Delaware business trust on August 16, 1993. The Fund's trustees have authority to create separate classes and series of shares of beneficial interest, without further action by shareholders. To date, the Fund has two series each consisting of one classes of shares Lord Abbett Limited Duration U. S. Government Securities Series and Lord Abbett Balanced Series (sometimes referred to as "Limited Duration Government Series" and "Balanced Series", respectively, or "we" or the "Series", individually or collectively). Further classes or series may be added in the future. The Investment Company Act of 1940, as amended (the "Act") requires that where more than one class or series exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from its separate voting requirements.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

     TABLE OF CONTENTS                                          Page

 1.  Investment Objectives and Policies                          2
 2.  Trustees and Officers                                       5
 3.  Investment Advisory and Other Services                      7
 4.  Portfolio Transactions                                      7
 5.  Purchases, Redemptions and Shareholder Services             8
 6.  Performance                                                 13
 7.  Taxes                                                       13
 8.  Information About the Fund                                  14
 9.  Financial Statements                                        14

                                       1.
                        Investment Objective and Policies

Each Series' investment objective and policies are described in the Prospectus on the cover page and under "How We Invest". In addition to those policies described in the Prospectus, each Series is subject to the following investment restrictions which cannot be changed for a Series without the approval of the holders of a majority of that Series' shares. Each Series may not: (1) borrow money except (i) as a temporary measure for extraordinary or emergency purposes, and then not in excess of 5% of gross assets (at cost or market value, which ever is lower) at the time of borrowing, (ii) unless such borrowing does not exceed the asset coverage requirements of Section 18(f) of the Act and (iii) unless such borrowing on behalf of a class or series shall be a liability only of such class or series, as the case may be; (2) engage in the underwriting of securities except pursuant to a merger or acquisition or to the extent that in connection with the disposition of its portfolio securities it may be deemed to be an underwriter under federal securities laws, or as indicated below; (3) lend money or securities to any person except through entering into short-term repurchase agreements with sellers of securities it has purchased and by lending its portfolio securities to registered broker-dealers where the loan is 100% secured by cash or its equivalent as long as it complies with regulatory requirements (investment in repurchase agreements exceeding seven days and in other illiquid investments are subject to the maximum of 15% of each Series' net assets described below) and except for time or demand deposits with banks and purchases of commercial paper or publicly offered debt securities at original issue or otherwise; (4) buy or sell real estate (including limited partnerships therein but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), oil, gas or other mineral leases or in commodities or commodity contracts in the ordinary course of its business, except such interests and other property acquired as a result of owning other securities, though securities will not be purchased in order to acquire any of these interests; (5) with respect to 75% of its total assets, and except as indicated below, buy securities if the purchase would then cause it to
(i) have more than 5% of its gross assets, at market value at the time of investment, invested in the securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of any issuer; (6) concentrate its investments in any particular industry (i) except as indicated below and (ii) excluding U.S. Government securities; (7) issue senior securities except to the extent permitted by the Act; or (8) with respect to the Limited Duration Government Series, make investments other than those a federal savings association by law or regulation may, without limitation as to percentage of assets, invest in, sell, redeem, hold, or otherwise deal in.

Notwithstanding restrictions 2, 5 and 6 above and investment policy 4 below, in the future, upon shareholder approval, each of the Series may seek to achieve its investment objective by investing all of its assets in another investment company (or series or class thereof) having the same investment objective. Shareholders will be notified thirty days in advance of such conversion. In the event the Fund creates other series or Series classes, shareholders of each Series will be able to exchange Series shares for shares of the other Fund series and/or Series classes.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

In addition to the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the policies described in the Prospectus and the following investment policies which may be changed by the Board of Trustees without shareholder approval. Each Series may not: (1) sell short securities or buy securities on margin although it may obtain short-term credit necessary for the clearance of purchases of securities; (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities (securities qualifying for resale under Rule 144A that are determined by the trustees, or by Lord Abbett pursuant to delegated authority from the trustees, to be liquid are considered liquid securities, except as otherwise required by state law); (3) pledge, mortgage or hypothecate its assets, however, this provision does not apply to permitted borrowings mentioned above or to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options; (4) invest in securities issued by other investment companies as defined in the Act except as permitted by the Act and except as indicated above; (5) except for the Balanced Series, buy or sell put or call options; or (6) purchase securities of any issuer unless it or its predecessor has a record of three years' continuous operation, except that it may purchase securities of such issuers through subscription offers or other rights it receives as a security holder of companies offering such subscriptions or rights and such purchases will then be limited in the aggregate to 5% of the Series' net assets at the time of investment; (7) hold securities of any issuer when more than 1/2 of 1% of the issuer's securities are owned beneficially by one or more of the Fund's officers or trustees or by one or more partners of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of such securities; (8 ) with respect to the Balanced Series, engage in short-term trading under normal circumstances; or (9) with respect to the Balanced Series, invest in warrants, valued at the lower of cost or market, to exceed 5% of the Series' net assets, including warrants not listed on the New York or American Stock Exchange which may not exceed 2% of such net assets.

Lending Portfolio Securities

Each Series may lend portfolio securities to registered brokers-dealers. These loans, if and when made, may not exceed 30% of the Series' total assets. The Series' loans of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means in an amount at least equal to the market value of the loaned securities. From time to time, the each series may pay a part of the interest received with respect to the investment of collateral to the borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund.

By lending portfolio securities, each Series can increase its income by continuing to receive income on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by the borrower when such U.S. Government securities or other forms of non-cash collateral are used as security. Each series will comply with the following conditions whenever it loans securities: (i) the Series must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Series must be able to terminate the loan at any time; (iv) the Series must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the Series may pay only reasonable fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if the Fund has knowledge of a material event adversely affecting the investment in the loaned securities, the Fund must terminate the loan and regain the right to vote the securities.

Repurchase Agreements

Each Series may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Series acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer), and the seller commits to repurchase that security, at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. (In this type of transaction, the securities purchased by the Series have a total value in excess of the value of the repurchase agreement.) Each Series requires at all times that the repurchase agreement be collateralized by cash or U.S.Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Series to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to provide additional collateral or to repurchase the underlying securities at a time when the value of these securities has declined, the Series may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Series and are therefore subject to sale by the
trustee  in  bankruptcy.  Even  though  the  repurchase   agreements  may  have
maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While Fund management acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. Fund management intends to limit repurchase agreements for each Series to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. Fund management will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

Each Series will enter into repurchase agreements only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the Series otherwise may invest.

When-Issued Transactions

As stated in the Prospectus, each Series may purchase portfolio securities on a when-issued basis. When-issued transactions involve a commitment by the Series to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date which could result in depreciation of value of fixed-income when-issued securities. At the time each Series makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The Balanced Series, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security, whereas the Limited Duration Government Series may sell them only according to guidelines applicable to national banks, federal credit unions and federal savings associations ("federal financial institutions"). Under no circumstance will settlement for such securities take place more than 120 days after the purchase date.

Average Duration

The Limited Duration Government Series limits its average dollar weighted portfolio duration to a range of one to four years. However, many of the securities in which the Series invests will have remaining durations in excess of four years.

Some of the securities in the Limited Duration Government Series' portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, the Limited Duration Government Series will, when determining average-weighted duration, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

Instruments such as GNMA, FNMA, FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns and therefore have shorter duration than would be implied by their stated final maturity. For purposes of determining the Limited Duration Government Series' average maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.

Portfolio Turnover

For the fiscal year ended October 31, 1995, the portfolio turnover rate was 222.00% for the Limited Duration Government Series compared to 895.63% for the previous year. For the period December 27, 1994 through October 31, 1995 the portfolio turnover rate was 131.80% for the Balanced Series. As discussed above, each Series may purchase U.S. Government securities on a when-issued basis with settlement taking place after the purchase date

(without amortizing any premiums). This investment technique is expected to contribute significantly to portfolio turnover rates. However, it will have little or no transaction cost or adverse tax consequences. Transaction costs normally will exclude brokerage because each Series' fixed-income portfolio transactions are usually on a principal basis and any markups charged normally will be more than offset by the beneficial economic consequences anticipated at the time of purchase or no purchase will be made. Generally, short-term losses on short-term U.S. Government securities purchased under this investment technique tend to offset any short-term gains due to such high portfolio turnover.

                                       2.
                              Trustees and Officers

The following trustees are partners of Lord Abbett, The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also officers and/or directors or trustees of the fifteen other Lord Abbett-sponsored funds. They are "interested persons" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plans described in the Prospectus.

Ronald P.Lynch, age 60, Chairman
Robert S. Dow, age 50, President

The following outside trustees are also directors or trustees of the fifteen other Lord Abbett-sponsored funds referred to above except for Lord Abbett Research Fund, Inc., of which only Messrs. Millican and Neff are directors.

E. Thayer Bigelow
Time Warner Cable
300 First Stamford Place
Stamford, Connecticut

President and Chief Executive Officer of Time Warner Cable Programming, Inc. Formerly President and Chief Operating Officer of Home Box Office, Inc. Age 54.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon.  Age 65.

John C. Jansing 162 S. Beach Road Hobe Sound, Florida Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 70.

C. Alan MacDonald
The Marketing Partnership, Inc.
27 Signal Road
Stamford, Connecticut

General Partner, The Marketing Partnership, Inc., a full service marketing consulting firm. Formerly Chairman and Chief Executive Officer of Lincoln Foods, Inc., manufacturer of branded snack foods (1992-1994). Formerly President & CEO of Nestl Foods Corp, and prior to that, President & CEO of Stouffer Foods Corp., both subsidiaries of Nestl SA, Switzerland. Currently serves as Director of Den West Restaurant Co., J. B. Williams, and Fountainhead Water Company. Age 62.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 67.

Thomas J. Neff
Spencer Stuart & Associates
277 Park Avenue
New York, New York

President of Spencer Stuart & Associates, an executive search consulting firm. Age 58.

The second column of the following table sets forth the compensation accrued for the Fund's outside trustees. The third and fourth columns set forth information with respect to the retirement plan for outside trustees maintained by the Lord Abbett-sponsored funds. The fifth column sets forth the total compensation payable by such funds to the outside trustees. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a trustee or officer.


                                 For the Fiscal Year Ended October 31, 1995
         (1)                  (2)                  (3)                    (4)                      (5)
                                               Pension or             Estimated Annual       For Year Ended
                                               Retirement Benefits    Benefits Upon          December 31, 1995
                                               Accrued by the         Retirement Proposed    Total Compensation
                           Aggregate           Fund and               to be Paid by the      Accrued by the Fund and
                           Compensation        Fifteen Other Lord     Fund and Fifteen       Fifteen Other Lord
                           Accrued by          Abbett-sponsored       Other Lord Abbett-     Abbett-sponsored
Name of Director           the Fund1           Funds                  sponsored Funds2       Funds3

E. Thayer Bigelow          $36                 $ 9,772                $33,600                $41,700

Stewart S. Dixon           $37                 $22,472                $33,600                $42,000

John C. Jansing            $38                 $28,480                $33,600                $42,960

C. Alan MacDonald          $38                 $27,435                $33,600                $42,750

Hansel B. Millican, Jr.    $38                 $24,707                $33,600                $43,000

Thomas J. Neff             $37                 $16,126                $33,600                $42,000

1. Outside trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on net assets of each fund. A portion of the fees payable by the Fund to its outside trustees are being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the trustees. The total amount accrued under the plan for each outside trustee since the beginning of his tenure with the Trust, including dividends reinvested and changes in net asset value applicable to such deemed investments as of October 31, 1995, were as follows: Mr. Bigelow, $38; Mr. Dixon, $35; Mr. Jansing, $51; Mr. MacDonald, $33; Mr. Millican, $51 and Mr. Neff, $49.

2. Each Lord Abbett-sponsored fund has a retirement plan providing that outside trustees will receive annual retirement benefits for life equal to 80% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early
                                       6

retirement under certain circumstances, a pre-retirement death benefit and actuarial ly reduced joint-and-survivor spousal benefits. The amounts stated would be payable annually under such retirement plans if the trustee were to retire at age 72 and the annual retainers payable by such funds were the same as they are today. The amounts accrued in column 3 were accrued by the Lord
Abbett-sponsored funds during the fiscal year ended October 31, 1995 with respect to the retirement benefits in column 4.

3. This column shows aggregate compensation, including trustee's fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1995.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Carper, Cutler, Dow, Henderson, Morris, Nordberg and Walsh are partners of Lord Abbett; the others are employees: Kenneth B. Cutler, age 63, Vice President and Secretary; Stephen I. Allen, age 42; Daniel E. Carper, age 44; Robert S. Dow, age 50; Thomas S. Henderson, age 64; Robert G. Morris, age 51, E. Wayne Nordberg, age 59; John J. Gargana, Jr., age 64; Paul A. Hilstad, age 53 (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Thomas F. Konop, age 53; Victor W. Pizzolato, age 63; John J. Walsh, age 58, Vice Presidents; and Keith F. O'Connor, age 40, Treasurer.

The Fund does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Fund's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Fund or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Fund's shareholders or upon other matters deemed to be necessary or desirable or
(ii) upon the written request of the holders of at least one-quarter of the shares of the Series outstanding and entitled to vote at the meeting.

As of February 1, 1996, our officers and trustees as a group owned less than 1% of the outstanding shares of the Limited Duration Government Series and 1% of the outstanding shares of the Balanced Series.

                                       3.
                     Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is the investment manager for the each Series. The nine general partners of Lord Abbett, all of whom are officers and/or trustees of the Fund, are: Stephen I. Allen, Daniel E. Carper, Kenneth B. Cutler, Robert S. Dow, Thomas S. Henderson, Ronald P. Lynch, Robert G. Morris, E. Wayne Nordberg and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under each Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .5 of 1% (in the case of the Limited Duration Government Series) and .75 of 1% (in the case of the Balanced Series).

Each Series pays all of its expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and audit fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing share certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums and brokerage and other expenses connected with executing portfolio transactions. For the period November 4, 1993 (commencement of operations) to October 31, 1994 and the fiscal year ended October 31, 1995, the management fees paid to Lord Abbett by the Limited Duration Government Series amounted to $46,153 and $15,561, respectively. For the fiscal year ended October 31, 1995, Lord Abbett waived $26,752 in management fees for the Limited Duration Government Series. With respect to the Balanced Series, for the period December 27, 1994 (commencement of operations) to October 31, 1995 Lord Abbett waived $23,330 in management fees.

Each Series has agreed with the State of California to limit operating expenses (including management fees but excluding taxes, interest, extraordinary expenses and brokerage commissions) to 2 1/2% of each Series' average annual net assets up to $30,000,000, 2% of the next $70,000,000 of such assets and 1 1/2% of such assets in excess of $100,000,000. However, as described in the Prospectus, the Fund has adopted a Plan for each Series pursuant to Rule 12b-1 of the Act. Annual Plan distribution expenses up to one percent of the Series' average net assets during its fiscal year may be excluded from this expense limitation. The expense limitation is a condition on the registration of investment company shares for sale in the State and applies so long as our shares are registered for sale in the State.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent public accountants of the Fund and must be approved at least annually by our trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

Bank of New York , 40 Wall Street, New York, New York, is the Fund's custodian.

                                       4.
                             Portfolio Transactions

It is expected that purchases and sales of each Series' fixed-income portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or market maker for the securities. Therefore, each Series usually will pay no brokerage commissions for such purchases. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer's markup. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in Section 28
(e) of the Securities Exchange Act of 1934.

Each Series' policy is to have purchases and sales of portfolio securities executed at most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns, consistent with obtaining best execution, except to the extent that we may pay a higher commission as described below. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services.Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett.These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett.They are responsible for the negotiation of prices and any commissions.

We may pay a brokerage commission on the purchase or sale of a security that could be purchased from or sold to a market maker if our net cost of the purchase or the net proceeds to us of the sale are at least as favorable as we could obtain on a direct purchase or sale. Brokers who receive such commissions may also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases and may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

During the period from November 4, 1993 to October 31, 1994 and for the fiscal year ended October 31,1995 the Limited Duration Government Series paid no commissions to independent brokers. For the period December 27, 1994 to October 31, 1995 the Balanced Series paid total commissions to independent brokers of $4,566.


                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

Securities in each Series' portfolio are valued at their market values as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded or, if there is no sale, at the mean between the last bid and asked prices on such exchange or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Trustees.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Trustees of the Fund. The Board of Trustees will monitor, on an ongoing basis, the Fund's method of valuation.

As disclosed in the Prospectus, we calculate our net asset value and are otherwise open for business on each day that the New York Stock Exchange
("NYSE") is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The offering price of Limited Duration Government Series; and Balanced Series shares on October 31, 1995 was computed as follows:


                                                      Limited Duration
                                                      Government       Balanced
                                                      Series            Series

Net asset value per share (net assets divided
  by shares outstanding)..............................$4.53            $10.71

Maximum offering price per share - net asset
  value divided by (.9700 for Limited Duration
  Government Series) and (.9525 for Balanced Series)..$4.67            $11.24

The Fund has entered into a distribution agreement with Lord Abbett under which Lord Abbett is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett's judgment, a substantial distribution can be obtained by reasonable efforts.

Since commencement of operations, Lord Abbett as our principal underwriter received net commissions after allowance of a portion of the sales charge to independent dealers as follows:


                              November 4, 1993
                                    to                  Year Ended
                              October 31, 1994       October 31, 1995

Gross sales charge              $102,403                $205,002

Amount allowed
to dealers                      $ 87,791                $192,792

Net Commissions received
by Lord Abbett                  $ 14,612                $ 12,210


As described in the Prospectus, each Series has adopted a Distribution Plan and Agreement ("Plan") pursuant to Rule 12b-1 of the Act. In adopting each Plan and in approving its continuance, the Board of Trustees has concluded that, based on information provided by Lord Abbett, there is a reasonable likelihood that each Plan will benefit its Series and its shareholders. The expected benefits include greater sales and lower redemptions of shares and a higher quality of service provided to shareholders by dealers than otherwise would be the case. Lord Abbett uses all amounts received under each Plan for payments to dealers for (i) selling shares of the Series and (ii) maintaining Series shareholder accounts and/or providing Series shareholders with service, including shareholder liaison services such as responding to customer inquiries and providing information on their investments.

Each Plan requires the Board of Trustees to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purpose for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Fund's Board of Trustees and of the Fund's trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside trustees"), cast in person at a meeting called for the purpose of voting on such Plan and agreements. Each Plan may not be amended to increase materially the amount spent for distribution expenses without approval by a majority of the Series' outstanding voting securities and the approval of a majority of the trustees including a majority of the Series' outside trustees. Each Plan may be terminated at any time by vote of a majority of the Fund's outside trustees or by vote of a majority of the Series' outstanding voting securities. As stated in the Prospectus, a 1% contingent deferred reimbursement charge ("CDRC") is imposed with respect to those shares (or shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a Series has paid the one-time 1% 12b-1 sales distribution fee if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

No CDRC is payable on redemptions by tax qualified plans under section 401 of the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants. The CDRC is received by a Series and is intended to reimburse all or a portion of the amount paid by a Series if the shares are redeemed before a Series has had an opportunity to realize the anticipated benefits of having a large, long-term shareholder account in a Series. Shares of a fund or series on which such 1% sales distribution fee has been paid may not be exchanged into a fund or series with a Rule 12b-1 plan for which the payment provisions have not been in effect for at least one year.

The other Lord Abbett-sponsored funds and series which participate in the Telephone Exchange Privilege (except Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF") and certain series of the Fund and Lord Abbett Tax-Free Income Trust for which a Rule12b-1 Plan is not yet in effect (collectively, the "Series")) have instituted a CDRC on the same terms and conditions. No CDRC will be charged on an exchange of shares between Lord Abbett funds. Upon redemption of shares out of the Lord Abbett family of funds, the CDRC will be charged on behalf of and paid to the fund in which the original purchase (subject to a CDRC) occurred. Thus, if shares of a Lord Abbett fund are exchanged for shares of another such fund and the shares tendered ("Exchanged Shares") are subject to a CDRC, the CDRC will carry over to the shares being acquired, including GSMMF ("Acquired Shares"). Any CDRC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although GSMMF and the Series will not pay a 1% sales distribution fee on $1 million purchases of their own shares, and will therefore not impose their own CDRC, GSMMF will collect the CDRC on behalf of other Lord Abbett funds. Acquired shares held in GSMMF which are subject to a CDRC will be credited with the time such shares are held in that fund.

In no event will the amount of the CDRC exceed 1% of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDRC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 1% sales distribution fee on issuance (including shares acquired through reinvestment of dividend income and capital gains distributions) or
(iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred. In determining whether a CDRC is payable, (a) shares not subject to the CDRC will be redeemed before shares subject to the CDRC and (b) of shares subject to a CDRC, those held the longest will be the first to be redeemed.

Under the terms of the Statement of Intention to invest $100,000 or more over a 13-month period as described in the Prospectus, shares of Lord Abbett-sponsored funds (other than shares of Lord Abbett Equity Fund ("LAEF"), Lord Abbett Series Fund ("LASF"), Lord Abbett Research Fund if not offered to the general public ("LARF"), and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a sales charge or from a fund in the Lord Abbett Counsel Group) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment.Shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed.The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end sales charge or from Lord Abbett Counsel Group) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge.

As stated in the Prospectus, our shares may be purchased at net asset value by our trustees, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "trustees" and "employees" include a trustee's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms " directors" and "employees of Lord Abbett" also include other family members and retired trustees and employees.

Our shares also may be  purchased  at net asset value (a) at $1 million or more,
(b) with dividends and distributions from other Lord Abbett-sponsored funds, except for LARF, LAEF, LASF and Lord Abbett Counsel Group, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett in accordance with certain standards approved by Lord Abbett, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, and (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett or such funds on a continuing basis and are familiar with such funds. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett and/or the Fund has business relationships.

Our shares also may be purchased at net asset value, subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares ("Redeemed Shares") of a registered open-end management investment company not distributed or managed by Lord Abbett (other than a money market fund), if such redemption has occurred no more than 60 days prior to the purchase of our shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase. Purchasers should consider the impact, if any, of contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our shares. Lord Abbett may suspend, change or terminate this purchase option at any time.

Our shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company. There are economies of selling efforts and sales-related expenses with respect to offers to these investors and those referred to above.

The Prospectus briefly describes the Telephone Exchange Privilege.You may exchange some or all of your shares for those of Lord Abbett-sponsored funds currently offered to the public with a sales charge and GSMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging.In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds have the same right to exchange their shares for the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF (unless a sales charge was paid on the initial investment). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except LASF which offers its shares only in connection with certain variable annuity contracts, LAEF which is not issuing shares, LARF and Lord Abbett Counsel Group.

A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts.At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000.Lord Abbett prototype retirement plans have no such minimum. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals.Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment.Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000.The SWP may be terminated by you or by us at any time by written notice.
                                       13

The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations.Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans.The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.


                                       6.
                                   Performance

Using the method to compute average annual compounded total return described below, the total annual return for the Limited Duration Government Series for the period from November 4, 1993 (commencement of operations) to October 31, 1994 and the year ended October 31, 1995 were .85% and 4.90% respectively. For the period December 27, 1994 (commencement of operations) to October 31, 1995 the total annual return for the Balanced Series was 10.80%. The redeemable value of shares of the Limited Duration Government Series and the Balanced Series at October 31, 1995 were $1,017 and $1,108, respectively.

Each Series computes its average annual compounded rate of total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at net asset value. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and deducting any applicable CDRC.

Each Series' yield quotation is based on a 30-day period ended on a specified date, computed by dividing our net investment income per share earned during the period by our maximum offering price per share on the last day of the period. This is determined by finding the following quotient: take the Series' dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of Series shares outstanding during the period that were entitled to receive dividends and (ii) the Series' at maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of the multiplication and the remainder is multiplied by two. For the 30-day period ended October 31, 1995, the Limited Duration Government Series and Balanced Series yields were 2.26% and 2.79%, respectively.

It is important to remember that any figures developed using the formulas above represent past performance and an investor should be aware that the investment return and principal value of the Series investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.


                                       7.
                                      Taxes

The value of any shares redeemed, repurchased or otherwise sold may be more or less than your tax basis in the shares at the time the redemption, repurchase or sale is made. Any gain or loss generally will be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of Series shares which you have held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of Series shares are not
                                       14
deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

Each Series will be subject to a 4% nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. Each Series intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax. Dividends paid by the Series will qualify for the dividends-received deduction for corporations to the extent that they are derived from dividends paid by domestic corporations.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of each Series, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains and the applicability of United States gift and estate taxes to non-United States persons who own Series shares.


                                       8.
                           Information About the Fund

Shareholder Liability. Delaware law provides that Fund shareholders shall be entitled to the same limitations of personal liability extended to shareholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Fund or any series and requires that a disclaimer be given in each contract entered into or executed by the Fund. The Declaration provides for indemnification out of the Fund's property of any shareholder or former shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote. General. The assets of the Fund received for the issue or sale of the shares of each Series and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to each Series, and constitute the underlying assets of such Series. The underlying assets of each Series are recorded on the books of account of the Fund, and are to be charged with the liabilities with respect to such Series and with a share of the general expenses of the Fund. Expenses with respect to the Fund are to be allocated in a manner and on a basis (generally in proportion to relative assets) deemed fair and equitable by the trustees. In the event of the dissolution or liquidation of the Fund, the holders of the shares of each Series are entitled to receive as a class the underlying assets of such Series available for distribution.

Under the Fund's Declaration of Trust, the trustees may, upon shareholder vote, cause the Fund to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Fund or any Series to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Fund's registration statement. In addition, the trustees may, without shareholder vote, cause the Fund to be incorporated under Delaware law.

Derivative actions on behalf of the Fund or any Series may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Fund or any Series, as applicable.

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment account. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the
                                       15

Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund trades in such security, profiting from trades of the same security within 60 days and trading on material non-public information. The Code imposes similar requirements and restrictions on the independent Trustees of the Fund to the extent contemplated by the recommendations of such Advisory Group.

                                        9
                              Financial Statements

The financial statements for the fiscal half year and fiscal year ended October 31, 1995 and the report of Deloitte & Touche LLP, independent public accountants, on such annual financial statements contained in the 1995 Annual Report to Shareholders of the Lord Abbett Investment Trust are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.